UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 20, 2013

(Date of earliest event reported)

SCIO DIAMOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  333-166786

Nevada	45-3849662
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

411 University Ridge Suite D

Greenville, SC  29601

(Address of principal executive offices, including zip code)

(864) 751-4880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) On May 14, 2013, Bernard McPheely submitted a letter addressed to Scio Diamond Technology Corporation (the “Company”), in which he informed the Company of his resignation as a member of the Board of Directors of the Company (the “Board”), effective immediately.  A copy of Mr. McPheely’s resignation letter is attached hereto as Exhibit 99.1.

Mr. McPheely submitted a second letter to the Board on May 14, 2013, which detailed his reasons for resigning.  A copy of the second letter is attached herto as Exhibit 99.2.  Attached as Exhibit 99.3 is an email from Mr. McPheely in which he clarified that the intent of his resignation was to be effective May 14, 2013, despite being dated May 13, 2013.

The Company believes Mr. McPheely’s primary disagreements with the Company relate to the Board’s response to recent correspondence from the Company’s former counsel sent after such counsel was terminated by the Company as securities counsel for cause late in 2012.  The Company believes that Mr. McPheely’s resignation was motivated in part by his involvement in some of the underlying events that caused the Company to terminate its former counsel.  The Company disagrees with the characterizations and positions taken by Mr. McPheely in his second letter, including certain statements that the Company believes to be factually inaccurate.  In this regard, the Company urges investors and potential investors to review all of its public filings for the disclosures contained therein.  The Company notes that many of the assertions referenced by Mr. McPheely were the subject of a lawsuit against the Company and other defendants, which was dismissed on September 14, 2012.  Additionally, contrary to Mr. McPheely’s statements, the Board did consider the appointment of a special committee relating to the recent correspondence from the Company’s former law firm, and the Company has conferred with outside counsel to address such correspondence.

Pursuant to the requirements of Item 5.02 of Form 8-K, the Company has provided Mr. McPheely with a copy of this Form 8-K concurrent with the filing with the Securities and Exchange Commission today.

Item 9.01	Financial Statements and Exhibits

(d)                 Exhibits

99.1              Bernard McPheely resignation letter, dated May 13, 2013.

99.2              Bernard McPheely letter detailing his reasons for resigning, dated May 13, 2013.

99.3              Bernard McPheely email, dated May 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION

By:	/s/ Michael W. McMahon
Michael W. McMahon
Chief Executive Officer

Date:  May 20, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Bernard McPheely resignation letter, dated May 13, 2013.
99.2	Bernard McPheely letter detailing his reasons for resigning, dated May 13, 2013.
99.3	Bernard McPheely email, dated May 17, 2013.